                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2004


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-28275                75-2837058
          --------                    ---------                ----------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
       incorporation)                   Number)           Identification Number)


                          500 NORTH CENTRAL EXPRESSWAY
                                 PLANO, TX 75074
                                 ---------------
                    (Address of principal executive offices)

                                 (972) 881-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
                                      ----
          (Former name or former address, if changed since last report)



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ITEM 12. Results of Operations and Financial Condition

         On February 23, 2004, PFSweb, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. Attached to this current report on Form 8-K is a copy of the related press release dated February 23, 2004. The information in this Report on Form 8-K, and the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section.

Exhibit No.      Description
-----------      -----------
99.1             Press Release Issued February 23, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PFSweb, Inc.


Dated: February 23, 2004                          By: /s/  THOMAS J. MADDEN
                                                      --------------------------
                                                      Thomas J. Madden
                                                      Executive Vice President,
                                                      Chief Financial and
                                                      Accounting Officer